                                                                 EXHIBIT 10.3


                              BEARCOM GROUP, INC.

                             1998 STOCK OPTION PLAN



         On June 24, 1998, the Board adopted the BearCom Group, Inc. 1998 Stock Option Plan as set forth herein.

         1. PURPOSE. The purpose of the Plan is to provide key Employees and Directors with a proprietary interest in the Company through the granting of Options which will:

         (a) create stockholder value by providing incentives to selected key Employees and Directors who contribute, and are expected to contribute, materially to the success of the Company;

         (b) provide a means of rewarding outstanding performance by such key Employees and Directors;

         (c) enhance the interests of such key Employees and Directors in the Company's continued success and progress; and

         (d) enhance the Company's ability to maintain a competitive position in attracting and retaining qualified key personnel necessary for the continued success and progress of the Company.

         2. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated below:

         (a)     "Board" means the Board of Directors of the Company.

         (b)     "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" means the committee of two or more members of the Board who are not Employees and who are appointed by the Board to administer the Plan, or in the absence of such a committee, shall mean the entire Board.

         (d) "Common Stock" means the Common Stock, $ .01 par value, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

         (e)     "Company" means BearCom Group, Inc., a Texas corporation.

         (f)     "Director" means a member of the Board.

         (g) "Employee" means an individual who is employed, within the meaning of Section 3401 of the Code by the Company or by a Subsidiary. The Committee shall determine when an Employee's period of employment terminates and when such period of employment is deemed to be continued during an approved leave of absence.

         (h) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422 of the Code. Incentive Options may be granted only to Employees.

         (i) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.

         (j) "Option" means an option granted pursuant to the Plan to purchase shares of Common Stock, whether granted as an Incentive Option or as a Nonqualified Option.

         (k) "Option Agreement" means, with respect to each Option granted to a Participant, the signed written agreement between the Participant and the Company setting forth the terms and conditions of the Option.

         (l) "Option Period" means the period during which an Option may be exercised.

         (m) "Participant" means an individual to whom an Option has been granted under the Plan.

         (n) "Plan" means the BearCom Group, Inc. 1998 Stock Option Plan, as set forth herein and as it may be amended from time to time.


         (o) "Subsidiary" means (i) any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, (ii) any other entity that is taxed as a corporation under Code Section 7701(a)(3) and is a member of the "affiliated group" as defined in Code Section 1504(a) of which the Company is the common parent, and (iii) any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of employees to whom Options may be granted.




         3. ADMINISTRATION. The Plan shall be administered by the Committee.

         4. PARTICIPANTS. The Committee shall, from time to time, select the particular key Employees and Directors to whom Options are to be granted, and who will, upon such grant, become Participants in the Plan. For purposes of the Plan, "key Employees" are those officers and





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
Employees (including officers and key Employees who are members of the Board) whose performance and responsibilities are determined by the Committee to be influential to the success of the Company. The Committee has the authority, in its complete discretion, to grant Options to Participants. A Participant may be granted more than one Option under the Plan, and Options may be granted at any time or times during the term of the Plan.

         5. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an Employee who owns more than 10% of the voting power of all classes of stock of the Company or its Subsidiaries. This limitation will not apply if the Option price is at least 110% of the fair market value of the Common Stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

         6. SHARES SUBJECT TO PLAN. The Committee may not grant Options under the Plan for more than 1,100,000 shares of Common Stock and may not grant Options to any Participant for more than 250,000 shares of Common Stock, but these numbers may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be re-offered under the Plan.

         7. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any Employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under this Plan and all incentive stock option plans of the Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the Common Stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an Employee only for the calendar year such stock is first purchasable under the terms of the Option.

         8. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Options to Employees and Directors under the Plan. The grant of an Option to an Employee or to a Director shall not be deemed either to entitle the Employee or Director to, or to disqualify the Employee or Director from, participation in any other grant of Options under the Plan.


         9. GRANT OF OPTIONS. All Options granted under the Plan shall be granted by the Committee, which is authorized to grant Incentive Options, Nonqualified Options, or a combination of both, under the Plan; provided, however, Incentive Options may be granted only to an individual who is an Employee of the Company or a Subsidiary. The grant of Options shall be evidenced by Option Agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any Option that is intended to be an Incentive Option will comply with Section 422 of the Code. The Company shall execute Option Agreements upon instructions from the Committee. Except as provided otherwise in Sections 6 and 15, the terms of any Option Agreement executed by the Company shall not be amended, modified or changed without the written consent of the Company and the Employee or Director. The Plan shall be submitted to the Company's shareholders for approval. The Committee may grant Options under the Plan prior to the time of shareholder approval, which Options will be effective when granted, but if for any reason the shareholders of the Company do not approve the Plan prior to one year from the date of adoption of the Plan by the Board, all Options granted under the Plan will be terminated and of no effect, and no Option may be exercised in whole or in part prior to such shareholder approval.

         10. OPTION PRICE. The Option price for an Option granted pursuant to the Plan shall not be less than 100% of the fair market value per share of the Common Stock on the date the Option is granted. The fair market value of the Common Stock on the date of grant shall be equal to the closing price per share of the Common Stock on such date as reflected on any national securities exchange on which the Common Stock is traded, and if not traded on a national securities exchange, the Committee shall determine the fair market value of the Common Stock on the date of grant using any reasonable valuation method.

         11. OPTION PERIOD. The Option Period will begin on the date the Option is granted, which will be the date the Committee authorizes the Option unless the Committee specifies a later date. No Option may terminate later than ten years from the date the Option is granted. The Committee may provide for the exercise of Options in installments and, subject to the provisions hereof, upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of the Option in the case of termination of employment or any other reason.

         12. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a Participant dies or becomes disabled [within the meaning of Section 22(e)(3) of the Code] prior to termination of his right to exercise an Option in accordance with the provisions of his Option Agreement without having totally exercised the Option, the Option Agreement may provide that it may be exercised, to the extent of the shares with respect to which the Option could have been exercised by the Participant on the date of the Participant's death or disability, (i) in the case of death, by the Participant's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant, or (ii) in the case of disability, by the Participant or his personal representative, provided the Option is exercised prior to the date of its expiration or 365 days from the date of the Participant's death or disability, whichever first occurs. The date of disability of a Participant shall be determined by the Committee.

         13. PAYMENT. Full payment for shares purchased upon exercising an Option shall be made in cash or by check or by tendering shares of Common Stock at the fair market value per share at the time of exercise, or on such other terms as are set forth in the applicable Option Agreement.





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
No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a shareholder until shares are issued to him.

         14. EXERCISE OF OPTION. Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable Option Agreements, including, if deemed appropriate by the Committee, the acceleration of the time of exercise based on performance goals and other factors. In no event may an Option be exercised or shares be issued pursuant to an Option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of Options shall not have been taken or secured.

         15. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the Option price may be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

         16. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a Participant's lifetime, options granted to a Participant may be exercised only by the Participant.

         17. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

         18. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the shareholders of the Company, except that any amendment that would (a) materially increase the number of securities that may be issued under the Plan, or (b) materially modify the requirements of eligibility for participation in the Plan must be approved by the shareholders of the Company.

         19. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee or Director any right to be granted an Option to purchase Common Stock or any other rights except as may be evidenced by the Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

         20. TERM. Unless sooner terminated by action of the Board, this Plan will terminate June 23, 2008. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.





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                                    FORM OF

                              BEARCOM GROUP, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         1. Grant of Option. Pursuant to the BearCom Group, Inc. 1998 Stock Option Plan (the "Plan") for key employees and certain directors of BearCom Group, Inc. (the "Company") and its subsidiaries, the Company grants to




                             ---------------------
                             (the "Option Holder")

a nonqualified stock option ("Option") to purchase from the Company a total of ___shares of Common Stock, $0.01 par value, of the Company (the "Common Stock") at $__per share (representing at least the fair market value of the Common Stock on the date of this grant), in the amounts, during the periods and upon the terms and conditions set forth in this Agreement. This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this Option is exercisable in the following cumulative installments:

         First installment. Up to ___% of the total number of optioned shares at any time on or after a date that is ______________ from the grant date set forth in Section 14 hereof.

         Second installment. Up to an additional ___% of the total number of optioned shares at any time on or after a date that is ________________ from the grant date set forth in Section 14 hereof.

         Third installment. Up to an additional ___% of the total number of optioned shares at any time on or after a date that is __________________ from the grant date set forth in Section 14 hereof.

         Fourth installment. Up to an additional ___% of the total number of optioned shares at any time on or after a date that is ____________________ from the grant date set forth in Section 14 hereof.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. Upon the termination of the Option Holder's employment with the Company or a subsidiary of the Company for any reason, or with respect to an Option Holder who is a non-employee director ("Director") of the Board of Directors of the Company (the "Board"), upon the date the Option

Holder ceases to be a Director, this Option will be exercisable only to the extent and for the number of shares for which the Option Holder could have exercised it on the date of his termination of employment or on the date he ceases to be a director.

         3. Exercise of Option. The exercise of this Option shall entitle the Option Holder to purchase shares of Common Stock of the Company. If requested by the Option Holder and approved by the committee (the "Committee") appointed pursuant to the terms of the Plan by the Board to administer the Plan, the Option Holder may exercise this Option or any portion hereof by tendering shares of Common Stock, in lieu of cash payment for the Option shares being purchased, with the number of shares tendered to be determined based on the closing price per share of the Common Stock on the date of exercise, as quoted on the New York Stock Exchange or successor stock exchange thereto, or other national securities exchange, or if not so quoted, as determined by the Committee, provided that such shares either (i) have been owned by the Option Holder for more than six months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act of 1933 or (ii) were obtained by the Option Holder in the public market.

         4. Subject to Plan. This Option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this Option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

         5. Term. This Option will terminate at the first of the following:

         (a)     5 p.m. on ___, 20_[10 years from the date of grant].

         (b) 5 p.m. on the date 365 days following the date of the Option Holder's death or disability (as described in Section 6).

         (c) 5 p.m. on the date 30 days following the date the Option Holder's employment with the Company or a subsidiary of the Company, or service as a Director, terminates for reasons other than "good cause" (as hereinafter defined) or for a reason described in Section 5(b) above.

         (d) Upon the termination of the Option Holder's employment with the Company or a subsidiary of the Company, or upon termination of the Option Holder's service as a Director, for "good cause", this Option will terminate immediately and the Option Holder will forfeit any right to exercise any portion of this Option. As used in this Agreement, "good cause" shall mean Option Holder's (i) commission of a felony or any other criminal act which the Board considers materially damaging to the reputation of the Company, (ii) fraud, (iii) dishonesty, self-dealing, or embezzlement,





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
                 (iv) violation of the Company's published policies, or (v) gross or intentional neglect of duty.

         6. Who May Exercise. During the lifetime of the Option Holder, this Option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled [within the meaning of Section 22(e)(3) of the Code] prior to the termination date specified in Section 5 hereof without having exercised the Option as to all of the shares covered hereby, the Option may be exercised to the extent the Option Holder could have exercised the Option on or after the date of his death or disability at any time prior to the earlier of the dates specified in Sections 5(a) and (b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death, or (ii) the Option Holder or his personal representative in the event of the Option Holder's disability, subject to the other terms of this Agreement, the Plan and applicable laws, rules and regulations. For purposes of this Agreement, the Committee shall determine the date of disability of the Option Holder.

         7. Restrictions on Exercise. This Option:

         (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;

         (b) may not be exercised in whole or in part and no certificates representing shares subject to such Option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

         (c) must be exercised prior to the date specified in Section 5(a) and may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date that is 30 days prior to the date of exercise the Option Holder was an employee of either the Company or a subsidiary of the Company or a Director; provided, however, if the Option Holder's continuous employment, or service as a Director, is terminated by disability or death, or if the Option Holder dies within said 30-day period, the Option may be exercised in accordance with
                 Section 5(b), or if the Option Holder's continuous employment, or service as a Director, is terminated for good cause, the Option will terminate as provided in Section 5(d).

         8. Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Option Holder or, if applicable, Option Holder's beneficiary shall, in order to exercise this Option:

         (a) give written notice to the Committee of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or





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
         (b) give written notice to the Committee of the exercise price and the number of shares for which he is requesting approval from the Committee to tender other shares of Common Stock in exchange for Option shares.

         Any notice shall include an undertaking to furnish or execute such documents as the Committee in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the Option evidenced by this Agreement, (ii) to determine whether registration is then required under the Securities Act of 1933, or any other law, as then in effect, (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect and (iv) to evidence that the shares of Common Stock being tendered satisfy the conditions described in Section 3.

         In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Committee of the paragraph (b) request, full payment in United States dollars of the Option exercise price for the shares being purchased hereunder or (ii) promptly after receipt of approval by the Committee of exercise of this Option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder. In addition, the Option Holder shall tender payment of the amount that may be requested pursuant to Section 15 by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this Option.

         The Committee shall advise the Option Holder or beneficiary in writing, within ten business days after the first meeting of the Committee following the date of exercise, whether the Committee approves the exchange of Common Stock for Option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the Option exercise price within five business days after the date of the Committee's notice, unless the Committee extends the time of payment.

         9. Non-Assignability. This Option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

         10. Rights of Shareholder. The Option Holder will have no rights as a shareholder with respect to any shares covered by this Option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 11 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         11. Capital Adjustments; Anti-dilution; Mergers. The number of shares of Common Stock covered by this Option, and the exercise price thereof, may be adjusted to reflect, as deemed appropriate by the Board or the Committee, any stock dividend, stock split, share combination, or the like of or by the Company. In the event of a merger, consolidation, share exchange, reorganization, liquidation, recapitalization, separation or the like of or by the Company, the Board or the Committee may make such arrangements as it deems advisable with respect to outstanding





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
options granted under the Plan, which arrangements shall be binding upon Option Holder, including, but not limited to, arrangements for the substitution of new options for any options then outstanding, the assumption of any such options, or payment for the outstanding options. If the Company becomes a party to an agreement providing for the merger, consolidation or share exchange of or by the Company and pursuant to that agreement the holders of Common Stock would receive cash, securities or property from another person or entity and if the Board or the Committee does not make arrangements for the substitution of new options for any options then outstanding, the assumption of such options, or payment for such options, the Plan shall terminate and this Option shall terminate on the effective date of such transaction; provided, however, in such circumstances (and unless this Option has previously terminated pursuant to Section 5 hereof), this Option shall become immediately exercisable during the five business days immediately preceding the effective date of such transaction. If this Option would so terminate on the effective date of the transaction, the Company shall give Option Holder at least 15 days' notice of such termination and an opportunity to exercise this Option prior to such termination.

         12. Noncompetition Agreement. As a condition precedent to the issuance of shares pursuant to the terms of this Option, the Option Holder, or his guardian or personal representative must execute a Noncompetition Agreement in the form of Exhibit "A" attached hereto and made a part hereof and hereby agrees to comply with all of the terms of such agreement. Concurrent with the issuance of such shares, the Option Holder, his personal representative, or his guardian shall execute such Noncompetition Agreement and deliver such executed agreement to the Company. The Noncompetition Agreement attached as Exhibit "A" may be modified upon agreement of the Company and the Option Holder, but either party may require the other to execute the form of agreement attached to this Agreement.

         13. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State.

         14.     Date of Grant. The date of grant of this Option is ___, _.

         15. Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of stock upon exercise of this Option that the Option Holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this Option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of stock upon exercise of this Option.

         16. Shareholder Approval. This Option is subject to the approval of the Plan, prior to _____, 1999, by the shareholders of the Company. Subject to such approval, this Option is effective on the date of grant specified in
Section 14. If the Plan is not so approved, this Option will be of no effect. No portion of this Option may be exercised prior to such approval.





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
         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Option Holder, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 14 hereof.

                                         BEARCOM GROUP, INC.




                                         By
                                           -----------------------------



                                         -------------------------------
                                                           Option Holder





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
                                    FORM OF

                              BEARCOM GROUP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         1. Grant of Option. Pursuant to the BearCom Group, Inc. 1998 Stock Option Plan (the "Plan",) BearCom Group, Inc. (the "Company") grants to




                             ---------------------
                             (the "Option Holder")

an incentive stock option ("Option") to purchase from the Company a total of _____shares of Common Stock, $0.01 par value, of the Company (the "Common Stock") at $____ per share (representing at least the fair market value per share of the Common Stock on the date of this grant), in the amounts, during the periods and upon the terms and conditions set forth in this Agreement. This Option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this Option is exercisable in the following cumulative installments:

         First installment. Up to ___% of the total optioned shares at any time after ______________ from the date of grant set forth in Section 14 hereof.

         Second installment. Up to an additional ___% of the total optioned shares at any time after _________________ from the date of grant set forth in Section 14 hereof.

         Third installment. Up to an additional ___% of the total optioned shares at any time after __________________ from the date of grant set forth in Section 14 hereof.

         Fourth installment. Up to an additional ___% of the total optioned shares at any time after __________________ from the date of grant set forth in Section 14 hereof.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. In the event of the Option Holder's termination of employment with the Company or a subsidiary of the Company [within the meaning of Section 424(f) of the Code or as otherwise may be described with respect to incentive stock options by the Code or by Internal Revenue Service from time to time ("Subsidiary")] for whatever reason, the Option will be exercisable only to the extent that the Option Holder could have exercised it on the date of his termination of employment.

         3. Exercise of Option. The exercise of this Option shall entitle the Option Holder to purchase shares of Common Stock of the Company. If requested by the Option Holder and approved by the committee (the "Committee") appointed pursuant to the terms of the Plan by the Board of Directors of the Company (the "Board) to administer the Plan, the Option Holder may exercise this Option or any portion hereof by tendering shares of Common Stock, in lieu of cash payment for the Option shares being purchased, with the number of shares tendered to be determined based on the closing price per share of the Common Stock on the date of exercise, as quoted on the New York Stock Exchange or successor stock exchange thereto, or other national securities exchange, or if not so quoted, as determined by the Committee, provided that such shares either (i) have been owned by the Option Holder for more than six months and have been "paid for" within the meaning of Rule 144 promulgated under the Securities Act of 1933 or (ii) were obtained by the Option Holder in the public market.

         4. Subject to Plan. This Option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this Option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

         5. Term. This Option will terminate at the first of the following:

         (a)     5 p.m. on ________, 20__ [10 years from the date of grant].

         (b) 5 p.m. on the date 365 days following the date of the Option Holder's death or disability.

         (c) 5 p.m. on the date 30 days following the date the Option Holder's employment with the Company or a Subsidiary of the Company terminates for reasons other than good cause (as hereinafter defined) or for a reason described in Section 5(b) above.

         (d) Upon the termination of the Option Holder's employment with the Company or a Subsidiary of the Company for "good cause", this Option will terminate immediately and the Option Holder will forfeit any right to exercise any portion of this Option. As used in this Agreement, "good cause" shall mean Option Holder's (i) commission of a felony or any other criminal act which the Board considers materially damaging to the reputation of the Company, (ii) fraud, (iii) dishonesty, self-dealing, or embezzlement, (iv) violation of Company's published policies, or (v) gross or intentional neglect of duty.

         6. Who May Exercise. During the lifetime of the Option Holder, this Option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled [within the meaning of Section 22(e)(3) of the Code] prior to the termination date specified in Section 5 hereof without having exercised the Option as to all of the shares covered hereby, the Option may be exercised to the extent the Option Holder could have exercised the Option on the date of his death or disability at any time prior to the earlier of the dates specified in Sections 5(a) and (b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death, or (ii) the Option Holder or his personal representative in the event of the Option Holder's disability, subject to the other terms of this Agreement, the Plan and applicable laws, rules and regulations. For purposes of this Agreement, the Company shall determine the date of disability of the Option Holder.

         7.      Restrictions on Exercise. This Option:

         (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;

         (b) may not be exercised in whole or in part and no cash or certificates representing shares subject to such Option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

         (c) must be exercised prior to the date specified in Section 5(a) and may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date 30 days prior to the date of exercise the Option Holder was an employee of either the Company or a Subsidiary of the Company; provided, however, if the Option Holder's continuous employment is terminated by disability or death, or if the Option Holder dies within said 30-day period, the Option may be exercised in accordance with Section 5(b), or if the Option Holder's continuous employment is terminated for good cause, the Option will terminate as provided in
                 Section 5(d).

         8. Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Option Holder or, if applicable, Option Holder's beneficiary shall, in order to exercise this
Option:

         (a) give written notice to the Committee of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

         (b) give written notice to the Committee of the exercise price and the number of shares for which he is requesting approval from the Committee to tender other shares of Common Stock in exchange for Option shares.

         Any notice shall include an undertaking to furnish or execute such documents as the Committee in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the Option evidenced by this Agreement, (ii) to determine whether registration is then required under the Securities Act of 1933, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect, (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect and (iv) to evidence that the shares of Common Stock being tendered satisfy the conditions described in Section 3.

         In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Committee of the paragraph (b) request, full payment in United States dollars of the Option exercise price for the shares being purchased hereunder or (ii) promptly after receipt of approval by the Committee of exercise of this Option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder.

         The Committee shall advise the Option Holder or beneficiary in writing, within ten business days after the first meeting of the Committee following the date of exercise, whether the Committee approves the exchange of Common Stock for Option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the Option exercise price within five business days after the date of the Committee's notice, unless the Committee extends the time of payment.

         9. Non-Assignability. This Option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

         10. Rights of Shareholder. The Option Holder will have no rights as a shareholder with respect to any shares covered by this Option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 11 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         11. Capital Adjustments; Anti-dilution; Mergers. The number of shares of Common Stock covered by this Option, and the exercise price thereof, may be adjusted to reflect, as deemed appropriate by the Board or the Committee, any stock dividend, stock split, share combination, or the like of or by the Company. In the event of a merger, consolidation, share exchange, reorganization, liquidation, recapitalization, separation or the like of or by the Company, the Board or the Committee may make such arrangements as it deems advisable with respect to outstanding options granted under the Plan, which arrangements shall be binding upon Option Holder, including, but not limited to, arrangements for the substitution of new options for any options then outstanding, the assumption of any such options, or payment for the outstanding options. Any such arrangement shall comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. If the Company becomes a party to an agreement providing for the merger, consolidation or share exchange of or by the Company and pursuant to that agreement the holders of Common Stock would receive cash, securities or property from another person or entity and if the Board or the Committee does not make arrangements for the substitution of new options for any options then outstanding, the assumption of such options, or payment for such options, the Plan shall terminate and this Option shall terminate on the effective date of such transaction; provided, however, in such circumstances (and unless this Option has previously terminated pursuant to Section 5 hereof), this Option shall become immediately exercisable during the five business days immediately preceding the effective date of such transaction. If this Option would so terminate on the effective date of the transaction, the Company shall give Option Holder at least 15 days' notice of such termination and an opportunity to exercise this Option prior to such termination.

         12. Noncompetition Agreement. As a condition precedent to the issuance of shares pursuant to the terms of this Option, the Option Holder, or his guardian or personal representative must execute a Noncompetition Agreement in the form of Exhibit "A" attached hereto and made a part hereof and hereby agrees to comply with all of the terms of such agreement. Concurrent with the issuance of such shares, the Option Holder, his personal representative, or his guardian shall execute such Noncompetition Agreement and deliver such executed agreement to the Company. The Noncompetition Agreement attached as Exhibit "A" may be modified upon agreement of the Company and the Option Holder, but either party may require the other to execute the form of agreement attached to this Agreement.

         13. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State.

         14.     Date of Grant. The date of grant of this Option is ________,
___.

         15. Shareholder Approval. This Option is subject to the approval of the Plan, prior to __________, 1999, by the shareholders of the Company. Subject to such approval, this Option is effective on the date of grant specified in Section 14. If the Plan is not so approved, this Option will be of no effect. No portion of this Option may be exercised prior to such approval.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Option Holder, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 14 hereof.

                                        BEARCOM GROUP, INC.



                                        By
                                          ---------------------------------


                                        -----------------------------------
                                                              Option Holder